UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2011

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois		60555
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (630) 753-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 of this Current Report, at the Annual Meeting of Stockholders of Navistar International Corporation (the “Company”) held on February 15, 2011, upon recommendation of the Board of Directors, the stockholders voted on and approved an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 110,000,000 shares to 220,000,000 shares. The increase in the number of authorized shares of Common Stock was effected pursuant to a Certificate of Amendment (the “Certificate of Amendment”), filed with the Secretary of State of the State of Delaware on February 17, 2011. A copy of the Certificate of Amendment is attached as Exhibit 3.1 hereto and is incorporated into this Item 5.03 by reference.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on February 15, 2011 (the “Annual Meeting”). Set forth below is a brief description of each matter voted upon at the Annual Meeting and the voting results with respect to each matter.

Proposal 1. The following nominees were elected to the Board of Directors to serve a three-year term expiring at the 2014 Annual Meeting of the Stockholders and until their successors are duly elected and qualified. There were no abstentions with respect to this matter. There were 3,010,126 broker non-votes with respect to this matter. The results of the voting for the election of directors were as follows:

Nominee	Votes For	Votes Withheld
James H. Keyes	58,029,544	3,758,032
John D. Correnti	57,679,306	4,108,270
Daniel C. Ustian	60,833,233	954,343

The names of the remaining directors who did not stand for election at the Annual Meeting and whose terms of office as directors continued after such meeting are Eugenio Clariond, Diane H. Gulyas, Michael N. Hammes, David D. Harrison, Steven J. Klinger, Stanley A. McChrystal, William H. Osborne, and Dennis D. Williams.

Proposal 2. The Company’s stockholders approved the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2011. There were no broker non-votes with respect to this matter. The results of the voting for the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2011 were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
64,700,289	42,384	55,029	0

Proposal 3. As described in Item 5.03 above, the Company’s stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 110,000,000 to 220,000,000. The results of voting for the approval of an increase in the number of authorized shares of Common Stock were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
58,648,151	6,108,587	40,964	0

Proposal 4. The Company’s stockholders approved the advisory vote on executive compensation. The results of voting were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
58,411,488	617,232	2,758,856	3,010,126

Proposal 5. The Company’s stockholders indicated their preference, on an advisory basis, that the advisory vote on executive compensation be held annually. The results of voting were as follows:

1 Year	2 Years	3 Years	Votes Abstained	Broker Non-Vote
45,848,815	111,517	13,322,956	2,504,288	3,010,126

Proposal 6. The Company’s stockholders voted against a stockholder proposal requesting adoption of a policy to obtain stockholder approval of certain future severance agreements. The results of voting were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
19,551,205	42,179,453	56,918	3,010,126

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Restated Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware on February 17, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
Registrant

Date: February 17, 2011	/s/ Andrew J. Cederoth
Andrew J. Cederoth Principal Financial Officer